SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549


                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported):   December 14, 2001




                           AMFAC HAWAII, LLC
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)




     Hawaii                    33-24180                 36-3109397
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(State or other)              (Commission          (IRS Employer
 Jurisdiction of             File Number)           Identification No.)
 Organization




         900 N. Michigan Avenue, Chicago, Illinois  60611-1575
         -----------------------------------------------------
                (Address of principal executive office)




  Registrant's telephone number, including area code:  (312) 440-4800
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WAIKELE GOLF CLUB, INC.

OAHU, HAWAII

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS. On December 14, 2001, Waikele Golf Club, Inc. (the "Seller"), wholly-owned by Amfac Hawaii, LLC, sold the land, buildings, related improvements and equipment of the Waikele Golf Club (the "Property"). Waikele Golf, LLC, (the "Purchaser") is a limited liability company whose sole member is Northbrook Corporation.
Northbrook Corporation is also the sole member of Amfac Hawaii, LLC.   The
Property is an 18-hole golf course and club located on the island of Oahu in Hawaii. The purchase price of the Property was based on the purchase price paid by the Seller for the third party debt secured by the Property.

   The purchase price of the Property was $13,000,000, which was received by the Seller in cash (net of closing costs). The Seller expects to recognize a loss of approximately $15,090,000 for financial reporting purposes.

   Immediately prior to the sale the Seller, through an arms-length transaction with the lender, purchased the debt secured by the Property (which had an outstanding principal and interest balance of approximately $23,800,000, and was scheduled to mature in February 2007) for $13,000,000.

The Seller expects to recognize an extraordinary gain for financial reporting purposes of approximately $ 10,900,000 related to this transaction.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

     (a)   Financial Statements.  Not applicable

     (b)   Proforma financial information - Narrative

   As a result of the sale of the Property, after December 14, 2001, there will be no further revenue, interest income, cost of sales, depreciation and amortization and interest expense for the Property in the consolidated financial statements of Amfac Hawaii, LLC which for Amfac Hawaii, LLC's most recent fiscal year (the year ended December 31, 2000) were approximately $4,582,000, $14,000, $3,007,000, $956,000 and $2,093,000,
respectively. Revenue, interest income, cost of sales, depreciation and amortization and interest expense included in the nine months ended September 30, 2001, in Amfac Hawaii, LLC's consolidated financial statements relating to the Property were approximately $3,416,000, $10,000, $ 2,325,000, $668,000 and $1,523,000, respectively. Additionally, as a result of such sale, there will be no further assets and liabilities related to the Property, which at September 30, 2001 consisted of cash and other current assets of approximately $ 1,072,000, property, plant and equipment of approximately $28,235,000, deferred expenses of approximately $140,000, other assets of approximately $25,000, current liabilities of approximately $498,000, long-term debt of approximately $23,460,000 and other long-term liabilities of $105,000.

     (c)   Exhibits.

            10.1 Purchase Agreement by and between Waikele Golf Club, Inc., and Waikele Golf, LLC, dated December 14, 2001.

           10.2 Loan Purchase Agreement by Bank of Hawaii, Amfac Hawaii, LLC, and Waikele Golf Club, Inc., dated December 14, 2001.



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                              SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     AMFAC HAWAII, LLC


           /s/ GAILEN J. HULL
           -------------------
     By:   Gailen J. Hull
           Senior Vice President
     Date: December 28, 2001





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                              SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     WAIKELE GOLF CLUB, INC.


           /s/ GAILEN J. HULL
           -------------------
     By:   Gailen J. Hull
             Vice President
     Date: December 28, 2001